================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 12, 2003
                Date of Report (Date of earliest event reported)


                       SAFEGUARD HEALTH ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                  0-12050             52-1528581
   (State or other jurisdiction    (Commission          (IRS Employer
        of incorporation)           File Number)      Identification No.)


                            95 ENTERPRISE, SUITE 100
                       ALISO VIEJO, CALIFORNIA 92656-2605
              (Address of principal executive offices and zip code)


                                 (949) 425-4300
                         (Registrant's telephone number,
                              including area code)


                                 (949) 425-4586
                         (Registrant's facsimile number,
                              including area code)

================================================================================

ITEM  9.     REGULATION  FD  DISCLOSURE

The following information, including the press release attached as Exhibit 99.1, is being furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216:

On August 12, 2003, the Registrant issued a press release containing earnings information for its second quarter of 2003 ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            SAFEGUARD HEALTH ENTERPRISES, INC.



Date: August 12, 2003       By: /s/  Dennis  L.  Gates
                               -------------------------------------------------
                               DENNIS  L.  GATES
                               Senior Vice President and Chief Financial Officer



Date: August 12, 2003       By: /s/  Ronald  I.  Brendzel
                               -------------------------------------------------
                               RONALD  I.  BRENDZEL
                               Senior  Vice  President  and  Secretary

                                INDEX TO EXHIBITS


EXHIBIT NO.    DESCRIPTION
-----------    -----------

    99.1 Press Release, dated August 12, 2003 regarding second quarter earnings of the Registrant is filed herewith.